SAFECO RESOURCE SERIES TRUST
                             Money Market Portfolio

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2000
                        SUPPLEMENT DATED OCTOBER 1, 2000

The following information replaces the third paragraph under the heading "Management" on page 5 of the SAFECO Resource Series Trust Money Market Portfolio Prospectus:

         The Money Market Portfolio is managed by Lesley Fox, Assistant Vice President of SAM. Ms. Fox has been a co-manager of the Portfolio since May 1, 2000. From 1994 to 2000 Ms. Fox was a Senior Investment Officer for King County, Washington.


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